                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                           PSYCHIATRIC SOLUTIONS, INC.

                               OFFER TO EXCHANGE
                   7 3/4% SENIOR SUBORDINATED NOTES DUE 2015
                          FOR ANY AND ALL OUTSTANDING
                   7 3/4% SENIOR SUBORDINATED NOTES DUE 2015

         This form or one substantially equivalent hereto must be used by registered holders of outstanding 7 3/4% Senior Subordinated Notes due 2015 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 7 3/4% Senior Subordinated Notes due 2015 (the "Registered Notes")
pursuant to the exchange offer described in the Prospectus dated        , 2005
(the "Prospectus") if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Wachovia Bank, National Association (the "Exchange Agent") prior to 5:00 p.m., New York City
time, on       , 2005. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                       WACHOVIA BANK, NATIONAL ASSOCIATION
           By Registered or Certified Mail, Hand or Overnight Courier:

                              2525 West End Avenue
                           Nashville, Tennessee 37203
                           Attn: Corporate Trust Group

          By Facsimile:                                By Telephone:
        ((615) 341-3927                               (615) 341-3921
(For Eligible Institutions Only)

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

         The undersigned hereby tenders to Psychiatric Solutions, Inc. (the "Company") the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.

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                                    DESCRIPTION OF SECURITIES TENDERED
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                               NAME AND ADDRESS
                             OF REGISTERED HOLDER
     NAME OF                 AS IT APPEARS ON THE         CERTIFICATE NUMBER(S)          PRINCIPAL AMOUNT
TENDERING HOLDER           OLD NOTES (PLEASE PRINT)      FOR OLD NOTES TENDERED        OF OLD NOTES TENDERED
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

                                PLEASE SIGN HERE

X__________________________________          X_______________________________
X__________________________________          X_______________________________
X__________________________________          X_______________________________
       Signature(s) of Owner                               Date

         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                             PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):                          _____________________________________________
                                  _____________________________________________
                                  _____________________________________________
Capacity:                         _____________________________________________
Address(es):                      _____________________________________________
                                  _____________________________________________
                                  _____________________________________________

[ ]        The Depository Trust Company
           (Check if Old Notes will be tendered by book-entry transfer)
           Account Number:_____________________________________________________

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

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                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:__________________________    ____________________________________
                                                   (AUTHORIZED SIGNATURE)

Address:_______________________________    Title:______________________________
_______________________________________    Name:_______________________________
                           (ZIP CODE)                 (PLEASE TYPE OR PRINT)
_______________________________________    Date:_______________________________
       AREA CODE AND TELEPHONE NO.

           NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED
             DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF
                                  TRANSMITTAL.

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